UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  March 22, 2005


                              Galaxy Minerals, Inc.
             (Exact name of registrant as specified in its charter)



         Florida                    333-95549                 65-0974212
     (State or other               (Commission             (I.R.S. Employer
jurisdiction of incorporation)     File Number)           Identification No.)


                           500 Park Avenue, Suite 203
                           Lake Villa, Illinois 60046
               (Address of principal executive offices) (zip code)


                                 (847) 265-7600
              (Registrant's telephone number, including area code)



         (Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
Appointment of Principal Officers.

      Effective on March 22, 2005, we accepted Mr. Vincent Plenge's resignation from his position as a Director. We are not aware of any disagreements with Mr. Plenge of the type required to be disclosed per Item 5.02(a) of this Form 8-K.

      Effective on March 22, 2005, our Board of Directors elected Dr. Thomas P. Fry as a Director to replace Mr. Plenge. Dr. Fry is a licensed medical doctor and since 2003 has been an Attending Physician of Convenient Care for Central Dupage Hospital. As an Attending Physician of Convenient Care, Dr. Fry provides medical care to patients at five different stand alone walk-in immediate care centers. From 2001 to 2003, Dr. Fry was an Attending Family Physician with Northshore Family Practice, Ltd., where he provided full service medical care in outpatient, inpatient, and extended care facilities. From 1998 to 2001, Dr. Fry was a Family Medicine Resident Physician with LaGrange Memorial Hospital where he worked as a resident physician in a family practice residency. Dr. Fry received a Bachelor of Science from the University of Illinois in 1993, and graduated from the Chicago College of Osteopathic Medicine in 1998.

Item 8.01 Other Information.

      As previously announced we have an agreement with Javier Iparraguirre Sagastegui for the mineral rights to a mine known as the Culebrillas Gold Mine located in the Pataz Gold Belt of Northern Peru. It has recently come to our attention that the underlying rights to the Culebrillas Gold Mine are in dispute between Javier Iparraguirre Sagastegui and another third party. We are not a party to this dispute. We are currently investigating this dispute and its potential impact on our mineral rights to the Culebrillas Gold Mine. Until this dispute regarding the rights to the Culebrillas Gold Mine is resolved we have ceased all payments to Javier Iparraguirre Sagastegui under our agreement. If Javier Iparraguirre Sagastegui is found to not have the mineral rights to the Culebrillas Gold Mine this would affect our rights to the Culebrillas Gold Mine and we may have to take further action at that time.

EXHIBITS

      None.



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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Galaxy Minerals, Inc.,
                                              a Florida corporation


Dated:  April 20, 2005                        /s/ Matthew J. Symonds
                                              ----------------------------------
                                              By:  Matthew J. Symonds
                                              Its:  President


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